UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  10/21/2009

MAINSTREET BANKSHARES INC
(Exact name of registrant as specified in its charter)

Commission File Number:  333-86993

VA	54-1956616
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

730 East Church Street, Suite 30, Martinsville, VA 24112
(Address of principal executive offices, including zip code)

276-632-8054
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The Board of Directors of MainStreet BankShares, Inc. approved an amendment to its bylaws at a regularly scheduled board meeting on Wednesday, October 21, 2009. Section 1.1 of Article 1 Shareholders was amended to state the the annual meeting of shareholders to elect directors and for the transaction of such other business as may properly come before the meeting shall be held on the second Thursday of May of each year or, if such date falls on a legal holiday, the next business day. The date of the meeting was changed from the third Thursday of April of each year.

Item 9.01.    Financial Statements and Exhibits

d) Exhibits

See index to exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAINSTREET BANKSHARES INC

Date: October 22, 2009	By:	/s/ LARRY A. HEATON
LARRY A. HEATON
PRESIDENT AND CHIEF EXECUTIVE OFFICER

MAINSTREET BANKSHARES INC

Date: October 22, 2009	By:	/s/ BRENDA H. SMITH
BRENDA H. SMITH
EXECUTIVE VICE PRESIDENT/CHIEF FINANCIAL OFFICER/CORPORATE SECRETARY

EXHIBIT INDEX

Exhibit No.	Description
EX-3.(ii).1	Bylaws of the Corporation amended October 21, 2009.